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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) October 18, 2005

                              Neoware Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       000-21240                                       23-2705700
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(Commission File Number)                     (IRS Employer Identification No.)


     400 Feheley Drive, King of Prussia, Pennsylvania              19406
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

         On October 18, 2005, Neoware Systems, Inc. (the "Company") entered into a new employment agreement with Michael Kantrowitz, the Company's Chairman, President and Chief Executive Officer, which provides for an initial annual salary of $351,520 and an annual bonus of up to 75% of his base salary or greater at the option of, and as determined by, the Board of Directors. Mr. Kantrowitz will continue to be provided with an automobile at the Company's expense. Under the agreement, Mr. Kantrowitz is entitled to severance benefits equal to his salary and health benefits and use of his Company-provided automobile for a period of 18 months, and one and one-half times his average annual bonus earned over the prior three fiscal years in the event of his involuntary termination for reasons other than cause or upon any change in his position as Chief Executive Officer reporting to the Board of Directors.

         The Company has also agreed that in the event of a change of control in the Company, if Mr. Kantrowitz is not offered employment by the Company or the acquirer in a similar capacity heading a business unit reporting directly to the Chief Executive Officer or the Board of Directors or if he does not accept any other position that he is offered immediately following such transaction, he is entitled to payment equal to his base salary and health benefits, continuation of his health benefits (or cash in lieu thereof) and use of his Company-provided automobile for 18 months, and to one and one-half times his average annual bonus earned over the prior three fiscal years and the acceleration of vesting of 100% of his options. The agreement also contains a non-competition and non-solicitation agreement by Mr. Kantrowitz for the period during which payments are made by the Company or, if Mr. Kantrowitz is not entitled under the agreement to the payments described above for such 18-month period, for a period of six months after termination of his employment with the Company.

         The foregoing description of the employment agreement is qualified in its entirety by reference to the agreement which will be filed separately with the Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2005                    Neoware Systems, Inc.
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                                           (Registrant)

                                           /s/Keith D. Schneck
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                                           Keith D. Schneck
                                           Executive Vice President and
                                           Chief Financial Officer